SCHWAB

BOND INDEX FUNDS

     February 28, 2002

     Semiannual Report

     SCHWAB SHORT-TERM BOND MARKET INDEX FUND

     SCHWAB TOTAL BOND MARKET INDEX FUND

[PHOTO OF PEOPLE IN MEETING]

                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

In the six months covered by this report, investor confidence was tested by the events of September 11, concerns about corporate accounting and continuing economic weakness. While many investors remain nervous about these events, we believe that the best way to create wealth is by participating in the financial markets, and the present time is no exception.

We at Schwab believe that you are more likely to reach your financial goals by both maintaining a diversified portfolio across and within asset classes and by staying in the market for the long term.

By investing in SchwabFunds(R), you've already taken an important step. Our spectrum of mutual funds is designed to help you meet your financial objectives. Thank you for the trust that you have placed in SchwabFunds.

Sincerely,

/s/ Charles Schwab
------------------
Charles Schwab


SCHWAB

BOND INDEX FUNDS

SEMIANNUAL REPORT

September 1, 2001 - February 28, 2002

   1      Market Overview

   5      Schwab Short-Term Bond Market Index Fund

   16     Schwab Total Bond Market Index Fund

   28     Financial Notes

          ----------------------------------------------------------------------

   32     HOW TO READ THIS REPORT

          An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

ECONOMY APPEARS TO BE RECOVERING FROM RECESSION.

After a relatively mild recession that began in March 2001, the U.S. economy appeared to be strengthening as the six-month report period drew to a close.

[PHOTO OF MANUFACTURING WORKER]

The Institute for Supply Management report for February, a forward-looking measure of the nation's economic health, indicated growth in the manufacturing sector for the first time in a year and a half. The final calculations of the nation's Gross Domestic Product (GDP) for the last quarter of 2001 turned out to be sharply higher than earlier calculations. The two upward revisions that were made to the original estimate of Q4 GDP provided evidence that the recession was not only brief but was milder than expected. This news raised the possibility of a recovery earlier than many economists had previously anticipated.

For most of the period, however, economic doubts prevailed. The Federal Reserve Board (the Fed) cut short-term interest rates throughout 2001, reducing the benchmark Fed Funds Rate from 6.50% to 1.75%. This cycle of interest rate reductions appears to have ended with the rate cut in December, the last of four cuts that occurred during the report period.

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period.

[LINE CHART]

                Lehman        MSCI        Russell 2000
               Aggregate      EAFE         Small-Cap        S&P 500      3 Month
               Bond Index     Index          Index           Index        T-Bill
31-Aug-01           0             0              0               0           0
 7-Sep-01        0.14            -5          -4.97           -4.17        0.07
14-Sep-01        0.85        -10.89          -5.88           -3.58        0.09
21-Sep-01        0.54        -17.15         -19.07          -14.76        0.34
28-Sep-01        1.17        -10.03         -13.46           -8.04        0.38
 5-Oct-01        1.72         -7.34         -11.28           -5.36        0.45
12-Oct-01        1.31         -6.11          -8.35           -3.57        0.48
19-Oct-01         1.8         -8.31          -8.96           -5.17        0.53
26-Oct-01        2.25         -5.38          -6.18           -2.42        0.58
 2-Nov-01        2.86         -6.66          -7.34           -3.87        0.64
 9-Nov-01        3.33         -4.66          -6.24           -0.94        0.71
16-Nov-01        1.21         -4.04          -3.38            0.68        0.72
23-Nov-01        0.88         -4.46          -1.84            1.72        0.75
30-Nov-01        1.87         -4.31          -1.31            0.88         0.8
 7-Dec-01        0.36         -2.85           3.09            2.55        0.84
14-Dec-01        0.38         -6.41           1.01           -0.57        0.86
21-Dec-01        0.82         -6.06           3.74            1.36         0.9
28-Dec-01        0.76         -4.27           5.87            2.79        0.93
 4-Jan-02        0.97         -2.27           7.09            3.93        0.97
11-Jan-02         2.5         -5.16           5.11            1.54        1.02
18-Jan-02        2.33         -6.96           1.77           -0.05        1.04
25-Jan-02        1.79         -8.01           2.86            0.45        1.06
 1-Feb-02        2.24         -9.07           3.04           -0.44        1.09
 8-Feb-02        2.58        -10.37           0.19           -2.75        1.13
15-Feb-02         2.8         -8.16           0.78           -2.04        1.16
22-Feb-02           3        -10.13          -0.09           -3.31        1.19

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

     Although unemployment rose during most of the report period, it is still not high by historical standards.


MARKET OVERVIEW Continued

JOBLESS RATE RISES SHARPLY, THEN BEGINS TO RETREAT AGAIN.

[PHOTO OF PEOPLE WAITING FOR A TRAIN]

After reaching new lows in 2000, the U.S. unemployment rate began rising rapidly in 2001. By the end of December 2001 it was at 5.8%, the highest level in over six years. To the surprise of most economists, unemployment proceeded to drop in January and again in February. However, unemployment may rise again in the coming months, until the effects of the recovery reach the job market. Meanwhile, inflation remained low, in part because employers have enjoyed strong worker productivity, which has helped stabilize labor costs and consumer prices.


PACED BY RATE CUTS, BOND PRICES RISE; U.S. STOCKS FALL, RECOVER.

With U.S. equities ending the report period about where they began, foreign equities falling and money markets seeing their lowest yields in years, bonds emerged as one of the best performing asset classes for the report period (see chart, previous page).

Two key factors combined to help create this situation. The Fed's continuing series of interest rate cuts during the report period meant steady downward pressure on yields and, consequently, upward pressure on bond prices. Demand from investors

--------------------------------------------------------------------------------
ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

Growth of 1.7% in Q4 2001 surprised many, as earlier expectations were for negative GDP growth. With only one negative quarter (Q3 2001), the U.S. economy, by one traditional measure, did not see a recession in 2001.

[BAR CHART]

Q1 1992                   3.8
Q2 1992                   3.8
Q3 1992                   3.1
Q4 1992                   5.4
Q1 1993                  -0.1
Q2 1993                   2.5
Q3 1993                   1.8
Q4 1993                   6.2
Q1 1994                   3.4
Q2 1994                   5.7
Q3 1994                   2.2
Q4 1994                     5
Q1 1995                   1.5
Q2 1995                   0.8
Q3 1995                   3.1
Q4 1995                   3.2
Q1 1996                   2.9
Q2 1996                   6.8
Q3 1996                     2
Q4 1996                   4.6
Q1 1997                   4.4
Q2 1997                   5.9
Q3 1997                   4.2
Q4 1997                   2.8
Q1 1998                   6.1
Q2 1998                   2.2
Q3 1998                   4.1
Q4 1998                   6.7
Q1 1999                   3.1
Q2 1999                   1.7
Q3 1999                   4.7
Q4 1999                   8.3
Q1 2000                   2.3
Q2 2000                   5.7
Q3 2000                   1.3
Q4 2000                   1.9
Q1 2001                   1.3
Q2 2001                   0.3
Q3 2001                  -1.3
Q4 2001                   1.7

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

     Inflation doesn't appear to be a problem for now. But convincing evidence of an economic revival could lead to interest rate increases.


fleeing stocks also helped push bond prices up. In fact, investors' preference for Treasuries was so strong that the yield difference between Treasuries and investment-grade corporate bonds grew wider than at any point in the last ten years, including the previous recession.

Prices of U.S. equities, which began the report period well below the all-time highs of early 2000, fell further in the wake of the tragic events of 9/11. But overall, by the end of the report period, U.S. stocks were able to recover the ground they lost in September.

[PHOTO OF INSIDE WAREHOUSE]

LOOKING AHEAD: NEGATIVE FACTORS SEEM UNLIKELY TO DERAIL RECOVERY.

There is enough evidence to support the view that the economy is improving, and is likely to continue to do so throughout 2002.

More businesses appear ready to resume making capital expenditures and have already begun rebuilding inventories, which fell during 2001 as they typically do in a recession.

--------------------------------------------------------------------------------
U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

After a decade of declines, unemployment rose sharply in 2001, to 5.8%--nearly two percentage points above its three-decade low of 3.9% in 2000. Since then, small declines indicate that the biggest increases may be over for now.

[LINE CHART]

Dec-91               7.3
Jan-92               7.3
Feb-92               7.4
Mar-92               7.4
Apr-92               7.4
May-92               7.6
Jun-92               7.8
Jul-92               7.7
Aug-92               7.6
Sep-92               7.6
Oct-92               7.3
Nov-92               7.4
Dec-92               7.4
Jan-93               7.3
Feb-93               7.1
Mar-93                 7
Apr-93               7.1
May-93               7.1
Jun-93                 7
Jul-93               6.9
Aug-93               6.8
Sep-93               6.7
Oct-93               6.8
Nov-93               6.6
Dec-93               6.5
Jan-94               6.8
Feb-94               6.6
Mar-94               6.5
Apr-94               6.4
May-94               6.1
Jun-94               6.1
Jul-94               6.3
Aug-94                 6
Sep-94               5.8
Oct-94               5.8
Nov-94               5.6
Dec-94               5.5
Jan-95               5.6
Feb-95               5.4
Mar-95               5.3
Apr-95               5.8
May-95               5.8
Jun-95               5.6
Jul-95               5.6
Aug-95               5.7
Sep-95               5.6
Oct-95               5.5
Nov-95               5.7
Dec-95               5.6
Jan-96               5.6
Feb-96               5.5
Mar-96               5.6
Apr-96               5.5
May-96               5.6
Jun-96               5.3
Jul-96               5.5
Aug-96               5.1
Sep-96               5.2
Oct-96               5.2
Nov-96               5.3
Dec-96               5.4
Jan-97               5.3
Feb-97               5.3
Mar-97               5.1
Apr-97                 5
May-97               4.7
Jun-97                 5
Jul-97               4.7
Aug-97               4.9
Sep-97               4.7
Oct-97               4.7
Nov-97               4.6
Dec-97               4.7
Jan-98               4.5
Feb-98               4.6
Mar-98               4.6
Apr-98               4.3
May-98               4.3
Jun-98               4.5
Jul-98               4.5
Aug-98               4.5
Sep-98               4.5
Oct-98               4.5
Nov-98               4.4
Dec-98               4.3
Jan-99               4.3
Feb-99               4.4
Mar-99               4.2
Apr-99               4.3
May-99               4.2
Jun-99               4.3
Jul-99               4.3
Aug-99               4.2
Sep-99               4.2
Oct-99               4.1
Nov-99               4.1
Dec-99               4.1
Jan-00                 4
Feb-00               4.1
Mar-00               4.1
Apr-00               3.9
May-00               4.1
Jun-00                 4
Jul-00                 4
Aug-00               4.1
Sep-00               3.9
Oct-00               3.9
Nov-00                 4
Dec-00                 4
1-Jan                4.2
1-Feb                4.2
1-Mar                4.3
1-Apr                4.5
1-May                4.4
1-Jun                4.5
1-Jul                4.5
1-Aug                4.9
1-Sep                4.9
1-Oct                5.4
1-Nov                5.6
1-Dec                5.8
2-Jan                5.6
2-Feb                5.5

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.

MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.1% for the 12 months ended February 28, 2002 (2.6% if food and energy are excluded). ECI rose 4.1% for the 12 months ended December 31, 2001.

[LINE CHART]

Date          Consumer Price Index
Dec-91               3.1
Jan-92               2.6
Feb-92               2.8
Mar-92               3.2
Apr-92               3.2
May-92                 3
Jun-92               3.1
Jul-92               3.2
Aug-92               3.1
Sep-92                 3
Oct-92               3.2
Nov-92                 3
Dec-92               2.9
Jan-93               3.3
Feb-93               3.2
Mar-93               3.1
Apr-93               3.2
May-93               3.2
Jun-93                 3
Jul-93               2.8
Aug-93               2.8
Sep-93               2.7
Oct-93               2.8
Nov-93               2.7
Dec-93               2.7
Jan-94               2.5
Feb-94               2.5
Mar-94               2.5
Apr-94               2.4
May-94               2.3
Jun-94               2.5
Jul-94               2.8
Aug-94               2.9
Sep-94                 3
Oct-94               2.6
Nov-94               2.7
Dec-94               2.7
Jan-95               2.8
Feb-95               2.9
Mar-95               2.9
Apr-95               3.1
May-95               3.2
Jun-95                 3
Jul-95               2.8
Aug-95               2.6
Sep-95               2.5
Oct-95               2.8
Nov-95               2.6
Dec-95               2.5
Jan-96               2.7
Feb-96               2.7
Mar-96               2.8
Apr-96               2.9
May-96               2.9
Jun-96               2.8
Jul-96                 3
Aug-96               2.9
Sep-96                 3
Oct-96                 3
Nov-96               3.3
Dec-96               3.3
Jan-97                 3
Feb-97                 3
Mar-97               2.8
Apr-97               2.5
May-97               2.2
Jun-97               2.3
Jul-97               2.2
Aug-97               2.2
Sep-97               2.2
Oct-97               2.1
Nov-97               1.8
Dec-97               1.7
Jan-98               1.6
Feb-98               1.4
Mar-98               1.4
Apr-98               1.4
May-98               1.7
Jun-98               1.7
Jul-98               1.7
Aug-98               1.6
Sep-98               1.5
Oct-98               1.5
Nov-98               1.5
Dec-98               1.6
Jan-99               1.7
Feb-99               1.6
Mar-99               1.7
Apr-99               2.3
May-99               2.1
Jun-99                 2
Jul-99               2.1
Aug-99               2.3
Sep-99               2.6
Oct-99               2.6
Nov-99               2.6
Dec-99               2.7
Jan-00               2.7
Feb-00               3.2
Mar-00               3.7
Apr-00                 3
May-00               3.1
Jun-00               3.7
Jul-00               3.7
Aug-00               3.4
Sep-00               3.5
Oct-00               3.4
Nov-00               3.4
Dec-00               3.4
1-Jan                3.7
1-Feb                3.5
1-Mar                2.9
1-Apr                3.3
1-May                3.6
1-Jun                3.2
1-Jul                2.7
1-Aug                2.7
1-Sep                2.6
1-Oct                2.1
1-Nov                1.9
1-Dec                1.6
2-Jan                1.1
2-Feb                1.1

 Qtr          Employment Cost Index
Dec-91               4.3
Mar-92                 4
Jun-92               3.6
Sep-92               3.5
Dec-92               3.5
Mar-93               3.5
Jun-93               3.6
Sep-93               3.6
Dec-93               3.5
Mar-94               3.2
Jun-94               3.2
Sep-94               3.2
Dec-94                 3
Mar-95               2.9
Jun-95               2.9
Sep-95               2.7
Dec-95               2.7
Mar-96               2.8
Jun-96               2.9
Sep-96               2.8
Dec-96               2.9
Mar-97               2.9
Jun-97               2.8
Sep-97                 3
Dec-97               3.3
Mar-98               3.3
Jun-98               3.5
Sep-98               3.7
Dec-98               3.4
Mar-99                 3
Jun-99               3.2
Sep-99               3.1
Dec-99               3.4
Mar-00               4.3
Jun-00               4.4
Sep-00               4.3
Dec-00               4.1
 1-Mar               4.1
 1-Jun               3.9
 1-Sep               4.1
 1-Dec               4.1

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

MARKET OVERVIEW Continued

[PHOTO OF AMERICAN FLAG]

Consumer spending should remain strong in 2002. However, as it did not retrench much during the recession (except for a fairly brief period after 9/11), consumer spending is not likely to grow significantly, which it typically does after a recession.

Any realistic assessment of economic prospects must encompass negative factors as well. Recent concerns about corporate accounting practices have understandably made investors nervous. However, this situation should not undermine the view of improving economic conditions. There are still uncertainties associated with the ongoing war on terrorism which may affect the economy and financial markets. A rise in petroleum prices, which might occur if the antiterrorism coalition were to lose support from some Middle Eastern countries, would be a setback for the U.S. economy. A decline in consumer spending would be damaging to the economy, while stock prices would likely retreat if corporations reported sub-par earnings.

Although inflation presently looks benign, a stronger increase in economic activity may prompt the Fed to raise interest rates earlier than expected as a preemptive move. In spite of these issues, however, the overall economic outlook remains positive.

--------------------------------------------------------------------------------
YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries

For most of 2001 (and the report period), Treasury prices soared and yields plunged as investors sought security. Falling interest rates and a decreasing supply of Treasuries aided this trend.

[LINE CHART]

                               5 YEAR                 10 YEAR
                        TREASURY BOND YIELD     TREASURY BOND YIELD
       31-Dec-91                 5.93                   6.7
       31-Jan-92                 6.43                  7.27
       29-Feb-92                 6.56                  7.25
       31-Mar-92                 6.92                  7.53
       30-Apr-92                 6.88                  7.58
       31-May-92                  6.6                  7.32
       30-Jun-92                 6.27                  7.12
       31-Jul-92                 5.82                  6.71
       31-Aug-92                 5.58                   6.6
       30-Sep-92                 5.32                  6.35
       31-Oct-92                 5.89                  6.79
       30-Nov-92                 6.22                  6.94
       31-Jan-93                 5.55                  6.36
       28-Feb-93                 5.21                  6.02
       31-Mar-93                 5.24                  6.02
       30-Apr-93                 5.11                  6.01
       31-May-93                 5.37                  6.15
       30-Jun-93                 5.05                  5.78
       31-Jul-93                 5.15                  5.81
       31-Aug-93                 4.79                  5.45
       30-Sep-93                 4.77                  5.38
       31-Oct-93                 4.85                  5.43
       30-Nov-93                 5.16                  5.82
       31-Dec-93                 5.21                  5.79
       31-Jan-94                 5.02                  5.64
       28-Feb-94                 5.57                  6.13
       31-Mar-94                 6.23                  6.74
       30-Apr-94                 6.64                  7.04
       31-May-94                 6.76                  7.15
       30-Jun-94                 6.95                  7.32
       31-Jul-94                 6.73                  7.11
       31-Aug-94                  6.8                  7.17
       30-Sep-94                 7.28                   7.6
       31-Oct-94                 7.49                  7.81
       30-Nov-94                 7.79                  7.91
       31-Dec-94                 7.83                  7.82
       31-Jan-95                 7.51                  7.58
       28-Feb-95                 7.04                   7.2
       31-Mar-95                 7.07                   7.2
       30-Apr-95                 6.88                  7.06
       31-May-95                 6.05                  6.28
       30-Jun-95                 5.97                   6.2
       31-Jul-95                 6.16                  6.43
       31-Aug-95                 6.07                  6.28
       30-Sep-95                 6.02                  6.18
       31-Oct-95                 5.81                  6.02
       30-Nov-95                 5.52                  5.74
       31-Dec-95                 5.38                  5.57
       31-Jan-96                 5.24                  5.58
       29-Feb-96                 5.73                   6.1
       31-Mar-96                 6.09                  6.33
       30-Apr-96                 6.41                  6.67
       31-May-96                 6.63                  6.85
       30-Jun-96                 6.46                  6.71
       31-Jul-96                 6.57                  6.79
       31-Aug-96                 6.73                  6.94
       30-Sep-96                 6.46                   6.7
       31-Oct-96                 6.07                  6.34
       30-Nov-96                 5.83                  6.04
       31-Dec-96                 6.21                  6.42
       31-Jan-97                 6.25                  6.49
       28-Feb-97                 6.39                  6.55
       31-Mar-97                 6.75                   6.9
       30-Apr-97                 6.57                  6.72
       31-May-97                  6.5                  6.66
       30-Jun-97                 6.38                   6.5
       31-Jul-97                  5.9                  6.01
       31-Aug-97                 6.22                  6.34
       30-Sep-97                 5.99                   6.1
       31-Oct-97                 5.71                  5.83
       30-Nov-97                 5.84                  5.87
       31-Dec-97                 5.71                  5.74
       31-Jan-98                 5.38                  5.51
       28-Feb-98                 5.59                  5.62
       31-Mar-98                 5.62                  5.65
       30-Apr-98                 5.64                  5.67
       31-May-98                 5.55                  5.55
       30-Jun-98                 5.47                  5.45
       31-Jul-98                  5.5                  5.49
       31-Aug-98                  4.8                  4.98
       30-Sep-98                 4.22                  4.42
       31-Oct-98                 4.23                  4.61
       30-Nov-98                 4.48                  4.71
       31-Dec-98                 4.54                  4.65
       31-Jan-99                 4.55                  4.65
       28-Feb-99                 5.22                  5.29
       31-Mar-99                  5.1                  5.24
       30-Apr-99                 5.21                  5.35
       31-May-99                 5.58                  5.62
       30-Jun-99                 5.65                  5.78
       31-Jul-99                 5.79                   5.9
       31-Aug-99                 5.87                  5.97
       30-Sep-99                 5.75                  5.88
       31-Oct-99                 5.96                  6.02
       30-Nov-99                 6.11                  6.19
       31-Dec-99                 6.34                  6.44
       31-Jan-00                 6.68                  6.67
       29-Feb-00                  6.6                  6.41
       31-Mar-00                 6.31                     6
       30-Apr-00                 6.54                  6.21
       31-May-00                 6.52                  6.27
       30-Jun-00                 6.19                  6.03
       31-Jul-00                 6.15                  6.03
       31-Aug-00                 5.97                  5.73
       30-Sep-00                 5.85                   5.8
       31-Oct-00                 5.81                  5.75
       30-Nov-00                 5.43                  5.47
       31-Dec-00                 4.98                  5.11
       31-Jan-01                 4.77                  5.11
       28-Feb-01                 4.66                   4.9
       31-Mar-01                 4.56                  4.92
       30-Apr-01                 4.89                  5.34
       31-May-01                 4.91                  5.38
       30-Jun-01                 4.95                  5.41
       31-Jul-01                 4.53                  5.05
       31-Aug-01                 4.38                  4.83
       30-Sep-01                  3.8                  4.59
       31-Oct-01                 3.48                  4.23
       30-Nov-01                 4.06                  4.75
       31-Dec-01                  4.3                  5.05
       31-Jan-02                 4.37                  5.03
       28-Feb-02                 4.19                  4.88

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

YIELD CURVE
Average yields of AAA securities of six maturities

The shift in the yield curve shows the effects of the Fed's rate cuts, with short-term rates down sharply, intermediate rates down somewhat and long-term rates virtually unchanged.

[LINE CHART]

Yield Curve
Maturity       09/01/01       02/28/02
3 Month          3.43           1.75
6 Month          3.40           1.86
2 Year           3.79           3.06
5 Year           4.53           4.19
10 Year          4.96           4.88
30 Year          5.48           5.42

Note from Schwab: 1 year is no longer being issued; therefore, it is NOT included in the yield curve.

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, because they are assumed to carry higher risk. An inverted yield curve generally means that investors expect rates to fall.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

SCHWAB

SHORT-TERM BOND MARKET INDEX FUND

[PHOTO OF KIM DAIFOTIS]


     "Although prices and yields were volatile during the report period, bonds--particularly those with shorter maturities--continued to perform well relative to other asset classes."


           Portfolio Manager
           Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.

TICKER SYMBOL              SWBDX

[GRAPHIC]

                        INTEREST RATE
                        SENSITIVITY 1

                   SHORT    MEDIUM     LONG
CREDIT QUALITY 1

HIGH                 /X/      / /      / /

MEDIUM               / /      / /      / /

LOW                  / /      / /      / /

Investors who are seeking a diversified source of current income and want potentially lower volatility and lower returns, compared to a long-term fund, may want to consider this fund.

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.


MANAGER'S PERSPECTIVE

A SERIES OF NEGATIVE EVENTS RATTLED INVESTOR CONFIDENCE DURING THE REPORT PERIOD. The events of 9/11, credit concerns in corporate markets and continued economic weakness created a difficult environment for investors. The Fed acted quickly to renew confidence by further reducing short-term rates from 3.50% to 1.75% over the last four months of 2001. Despite volatility in bond yields and prices, fixed income securities continued to perform well relative to other asset classes as the report period closed.

WORRIES ABOUT ACCOUNTING PRACTICES HURT CORPORATE BONDS. The Enron debacle created higher volatility in the corporate bond market and in the fund's share price. Compared to its benchmark, the Lehman Brothers 1-5 Year U.S. Government/Credit Index, the fund's particular mix of securities was more strongly affected by the risks associated with the report period. As a result, the fund underperformed its benchmark during the period.

SHORT-TERM RATES BEGAN TO RISE NEAR THE END OF THE PERIOD AS SIGNS OF A STRONGER ECONOMY APPEARED. Seeking to capitalize on low financing rates before they vanished, corporate issuers revitalized the supply of new debt securities in the first two months of 2002. With equity markets still looking uncertain, investors reacted favorably to these new issues.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 2/28/02

This chart compares performance of the fund with the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index, the fund's benchmark index 1 and the Morningstar Short-Term Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.83%. 2

[BAR CHART]

                                            LEHMAN BROTHERS
                                            SHORT 1-5 YEAR
                                           GOVERNMENT/CREDIT   PEER GROUP
                  FUND 2      BENCHMARK 1         INDEX        AVERAGE 3
Total Return 2
  6 MONTHS 4      1.46%          3.03%            3.03%          2.02%
  1 YEAR          6.04%          7.56%            7.56%          5.95%
  5 YEAR          6.35%          6.86%            6.99%          6.04%
  10 YEAR         5.93%          6.27%            6.61%          5.98%

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in two indices: the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index and the fund's benchmark index. 1

[LINE CHART]

                                               LEHMAN
                                              1-5 YEAR
                 FUND         BENCHMARK 1       INDEX
 5-Nov-91       $10,000         $10,000       $10,000
30-Nov-91       $10,117         $10,098       $10,097
31-Dec-91       $10,381         $10,251       $10,287
31-Jan-92       $10,241         $10,238       $10,243
29-Feb-92       $10,240         $10,269       $10,272
31-Mar-92       $10,190         $10,265       $10,251
30-Apr-92       $10,282         $10,359       $10,349
31-May-92       $10,440         $10,455       $10,477
30-Jun-92       $10,595         $10,560       $10,614
31-Jul-92       $10,794         $10,682       $10,778
31-Aug-92       $10,898         $10,768       $10,884
30-Sep-92       $11,053         $10,869       $11,012
31-Oct-92       $10,924         $10,807       $10,903
30-Nov-92       $10,868         $10,791       $10,868
31-Dec-92       $11,012         $10,892       $10,990
31-Jan-93       $11,202         $11,006       $11,164
28-Feb-93       $11,355         $11,093       $11,298
31-Mar-93       $11,395         $11,127       $11,339
30-Apr-93       $11,499         $11,195       $11,428
31-May-93       $11,462         $11,168       $11,394
30-Jun-93       $11,622         $11,251       $11,518
31-Jul-93       $11,661         $11,276       $11,541
31-Aug-93       $11,823         $11,369       $11,679
30-Sep-93       $11,851         $11,406       $11,718
31-Oct-93       $11,892         $11,431       $11,748
30-Nov-93       $11,819         $11,433       $11,725
31-Dec-93       $11,873         $11,478       $11,773
31-Jan-94       $11,973         $11,550       $11,873
28-Feb-94       $11,780         $11,480       $11,754
31-Mar-94       $11,628         $11,422       $11,637
30-Apr-94       $11,527         $11,378       $11,569
31-May-94       $11,485         $11,394       $11,582
30-Jun-94       $11,500         $11,422       $11,602
31-Jul-94       $11,599         $11,525       $11,732
31-Aug-94       $11,628         $11,563       $11,770
30-Sep-94       $11,585         $11,537       $11,708
31-Oct-94       $11,593         $11,563       $11,722
30-Nov-94       $11,528         $11,515       $11,662
31-Dec-94       $11,540         $11,538       $11,688
31-Jan-95       $11,697         $11,694       $11,867
28-Feb-95       $11,852         $11,854       $12,072
31-Mar-95       $11,919         $11,920       $12,141
30-Apr-95       $12,018         $12,027       $12,268
31-May-95       $12,232         $12,232       $12,553
30-Jun-95       $12,281         $12,298       $12,627
31-Jul-95       $12,308         $12,347       $12,657
31-Aug-95       $12,396         $12,421       $12,747
30-Sep-95       $12,470         $12,481       $12,820
31-Oct-95       $12,572         $12,585       $12,943
30-Nov-95       $12,696         $12,692       $13,080
31-Dec-95       $12,799         $12,788       $13,194
31-Jan-96       $12,900         $12,896       $13,315
29-Feb-96       $12,817         $12,846       $13,225
31-Mar-96       $12,778         $12,837       $13,184
30-Apr-96       $12,776         $12,849       $13,173
31-May-96       $12,777         $12,878       $13,182
30-Jun-96       $12,878         $12,972       $13,298
31-Jul-96       $12,917         $13,022       $13,346
31-Aug-96       $12,940         $13,069       $13,380
30-Sep-96       $13,072         $13,188       $13,528
31-Oct-96       $13,235         $13,337       $13,717
30-Nov-96       $13,368         $13,436       $13,849
31-Dec-96       $13,311         $13,438       $13,813
31-Jan-97       $13,378         $13,502       $13,877
28-Feb-97       $13,397         $13,535       $13,904
31-Mar-97       $13,355         $13,524       $13,860
30-Apr-97       $13,477         $13,635       $13,994
31-May-97       $13,575         $13,730       $14,097
30-Jun-97       $13,680         $13,824       $14,208
31-Jul-97       $13,874         $13,975       $14,418
31-Aug-97       $13,841         $13,989       $14,398
30-Sep-97       $13,964         $14,096       $14,532
31-Oct-97       $14,091         $14,201       $14,663
30-Nov-97       $14,130         $14,236       $14,691
31-Dec-97       $14,228         $14,332       $14,798
31-Jan-98       $14,383         $14,469       $14,969
28-Feb-98       $14,358         $14,482       $14,969
31-Mar-98       $14,415         $14,532       $15,022
30-Apr-98       $14,479         $14,604       $15,095
31-May-98       $14,563         $14,693       $15,188
30-Jun-98       $14,643         $14,775       $15,273
31-Jul-98       $14,697         $14,838       $15,337
31-Aug-98       $14,898         $15,046       $15,551
30-Sep-98       $15,152         $15,326       $15,842
31-Oct-98       $15,204         $15,369       $15,887
30-Nov-98       $15,175         $15,357       $15,874
31-Dec-98       $15,214         $15,409       $15,928
31-Jan-99       $15,258         $15,486       $16,008
28-Feb-99       $15,116         $15,354       $15,871
31-Mar-99       $15,232         $15,470       $15,990
30-Apr-99       $15,247         $15,521       $16,043
31-May-99       $15,188         $15,459       $15,979
30-Jun-99       $15,219         $15,502       $16,024
31-Jul-99       $15,254         $15,517       $16,040
31-Aug-99       $15,289         $15,551       $16,075
30-Sep-99       $15,402         $15,675       $16,204
31-Oct-99       $15,427         $15,717       $16,247
30-Nov-99       $15,448         $15,743       $16,275
31-Dec-99       $15,448         $15,731       $16,262
31-Jan-00       $15,409         $15,699       $16,230
29-Feb-00       $15,530         $15,818       $16,353
31-Mar-00       $15,678         $15,934       $16,474
30-Apr-00       $15,673         $15,938       $16,477
31-May-00       $15,739         $15,987       $16,527
30-Jun-00       $15,950         $16,207       $16,755
31-Jul-00       $16,051         $16,322       $16,874
31-Aug-00       $16,202         $16,477       $17,035
30-Sep-00       $16,351         $16,631       $17,193
31-Oct-00       $16,425         $16,702       $17,267
30-Nov-00       $16,611         $16,883       $17,455
31-Dec-00       $16,858         $17,132       $17,713
31-Jan-01       $17,069         $17,393       $17,983
28-Feb-01       $17,181         $17,535       $18,130
31-Mar-01       $17,306         $17,679       $18,279
30-Apr-01       $17,335         $17,699       $18,301
31-May-01       $17,454         $17,804       $18,409
30-Jun-01       $17,534         $17,871       $18,479
31-Jul-01       $17,810         $18,160       $18,778
31-Aug-01       $17,958         $18,307       $18,930
30-Sep-01       $18,212         $18,606       $19,241
31-Oct-01       $18,363         $18,834       $19,477
30-Nov-01       $18,149         $18,720       $19,358
31-Dec-01       $18,089         $18,679       $19,316
31-Jan-02       $18,167         $18,748       $19,387
28-Feb-02       $18,218         $18,861       $19,506

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers Short (1-3 Year) U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index from 3/1/98 through the end of the report period. Benchmark performance for the 6 month and 1 year periods is the Lehman 1-5 Year Index.

2 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3 Source: Morningstar, Inc. As of 2/28/02, the total number of funds in the Short-Term Bond Fund category for the six-month, one-, five- and ten-year periods was 250, 237, 168 and 49, respectively.

4 Not annualized.

FUND FACTS

TOP TEN HOLDINGS 1 as of 2/28/02

                                                                               PERCENTAGE OF
      SECURITY                                    RATE       MATURITY DATE      INVESTMENTS
 (1)  U.S. TREASURY NOTES                         3.50%         11/15/06           4.0%
 (2)  U.S. TREASURY NOTES                         6.63%         05/15/07           2.6%
 (3)  FANNIE MAE                                  5.00%         01/15/07           2.4%
 (4)  PROTECTIVE LIFE U.S. FUNDING TRUST, 144A    5.50%         05/14/04           2.2%
 (5)  U.S. TREASURY NOTES                         5.25%         05/15/04           2.0%
 (6)  FREDDIE MAC                                 5.25%         01/15/06           2.0%
 (7)  U.S. TREASURY NOTES                         6.00%         08/15/04           1.8%
 (8)  VIACOM, INC., 144A                          6.40%         01/30/06           1.7%
 (9)  U.S. TREASURY NOTES                         5.88%         11/15/04           1.7%
(10)  ERAC USA FINANCE CO., 144A                  6.95%         03/01/04           1.6%
--------------------------------------------------------------------------------------------
      TOTAL                                                                       22.0%

DIVIDENDS PAID IN EACH FISCAL YEAR

[BAR CHART]

[INSERT PLOT POINTS HERE]

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2 Period from the fund's inception on 11/5/91 through 12/31/91.

3 For the eight-month period ended 8/31/93.

4 For the six-month period ended 2/28/02.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND

FUND FACTS Continued

COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/02

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

1.   50.8%  Corporate Bonds
2.   46.7%  U.S. Government Securities
3.    2.5%  Commercial Paper & Other Corporate Obligations

BY CREDIT QUALITY 1

[PIE CHART]

1.   48.0%  AAA
2.    7.0%  AA
3.   18.7%  A
4.   19.4%  BBB
5.    4.4%  BB
6.    2.5%  Short-term rating

BY MATURITY

[PIE CHART]

1.    8.2%  0-6 Months

2.   50.6%  7-36 Months

3.   37.6%  37-60 Months

4.    3.6%  More than 60 Months

STATISTICS as of 2/28/02

                                           FUND         INDEX 2
===============================================================
Number of Holdings                          88          2,098
---------------------------------------------------------------
Yield to Maturity                         5.00%          4.06%
---------------------------------------------------------------
Weighted Average Rate                     5.74%          5.75%
---------------------------------------------------------------
Weighted Average Maturity                2.8 yrs        2.8 yrs
---------------------------------------------------------------
Weighted Average Duration                2.5 yrs        2.5 yrs
---------------------------------------------------------------
Weighted Average Credit Quality             AA           AAA
---------------------------------------------------------------

EXPENSE RATIO as of 2/28/02

[BAR CHART]

FUND                    0.35%

PEER GROUP AVERAGE      0.89% 3


1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 The Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index.

3 Source: Morningstar, Inc. As of 2/28/02, there were 251 funds in the
  Short-Term Bond Fund category.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                 9/1/01-    9/1/00-    9/1/99-    9/1/98-    9/1/97-    9/1/96-
                                                 2/28/02    8/31/01    8/31/00    8/31/99    8/31/98    8/31/97
---------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
===============================================================================================================
Net asset value at beginning of period            10.08       9.65       9.66       9.90       9.74       9.67
                                                 --------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.26       0.59       0.57       0.50       0.56       0.59
  Net realized and unrealized gains or losses     (0.11)      0.43      (0.01)     (0.24)      0.17       0.07
                                                 --------------------------------------------------------------
  Total income from investment operations          0.15       1.02       0.56       0.26       0.73       0.66
Less distributions:
  Dividends from net investment income            (0.25)     (0.59)     (0.57)     (0.50)     (0.57)     (0.59)
                                                 --------------------------------------------------------------
Net asset value at end of period                   9.98      10.08       9.65       9.66       9.90       9.74
                                                 ==============================================================
Total return (%)                                   1.46 1    10.84       5.97       2.66       7.64       6.96

RATIOS/SUPPLEMENTAL DATA (%)
===============================================================================================================
Ratio of net operating expenses to
  average net assets                               0.35 2     0.35       0.35 3     0.35       0.46       0.49
Expense reductions reflected in above ratio        0.29 2     0.31       0.32       0.42       0.39       0.33
Ratio of net investment income to
  average net assets                               5.10 2     5.90       5.91       5.11       5.58       6.02
Portfolio turnover rate                             103        248        129        195        128         71
Net assets, end of period ($ x 1,000,000)           419        369        219        218        157        127

1 Not annualized.

2 Annualized.

3 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS

As of February 28, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbol below to designate the top ten holdings; the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the legal stated maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

50.8%  CORPORATE BONDS
       Market Value: $215,586
       Cost: $214,592

46.7%  U.S. GOVERNMENT SECURITIES
       Market Value: $198,037
       Cost: $194,570

2.5%   COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
       Market Value: $10,500
       Cost: $10,500

       OTHER INVESTMENT COMPANIES
       Market Value: $167
       Cost: $167
-----------------------------------------------------
100.0% TOTAL INVESTMENTS
       Market Value: $424,290
       Cost: $419,829

    SECURITY
    SERIES                                        FACE VALUE      MKT. VALUE
       RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
    CORPORATE BONDS 50.8% of investments

    FIXED RATE OBLIGATIONS       48.0%
    =========================================================================
     AB SPINTAB, 144A
        7.50%, 08/14/49                               5,000           5,287

     AES CORP.
        8.75%, 12/15/02                               5,000           4,350

     ALCOA, INC.
        7.25%, 08/01/05                               5,000           5,401

     BURLINGTON RESOURCES FINANCE, 144A
        5.60%, 12/01/06                               4,000           3,999

     CAPITAL ONE BANK
        6.38%, 02/15/03                               5,570           5,472

     CENDANT CORP.
        7.75%, 12/01/03                               4,250           4,262

     CENDANT CORP., 144A
        6.88%, 08/15/06                               3,500           3,367

     CINERGY CORP.
        6.25%, 09/01/04                               5,000           5,055

     CIT GROUP, INC.
        7.38%, 03/15/03                               2,000           1,984

     COUNTRYWIDE HOME LOAN, INC.
     Series J
        5.25%, 06/15/04                               5,000           5,120

     CREDIT SUISSE FIRST BOSTON U.S.A., INC.
        5.88%, 08/01/06                               5,000           5,176

     CVS CORP.
        5.63%, 03/15/06                               5,000           5,071

     DAIMLERCHRYSLER NA HOLDINGS
        6.90%, 09/01/04                               3,000           3,136

     DANA CREDIT CORP., 144A
        7.25%, 12/16/02                               5,500           5,296

     DOLE FOODS CO.
        7.00%, 05/15/03                               2,000           2,045

     EOP OPERATING, L.P.
        6.50%, 01/15/04                               5,000           5,183

(10) ERAC USA FINANCE CO., 144A
        6.95%, 03/01/04                               6,640           6,846

     FORD MOTOR CREDIT
        6.88%, 02/01/06                               4,000           4,022

     GENERAL ELECTRIC CAPITAL CORP.
        7.25%, 02/01/05                               5,000           5,449


See the Financial Notes, which are integral to this information.

    SECURITY
    SERIES                                        FACE VALUE      MKT. VALUE
       RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)

    GENERAL MILLS, INC.
       5.13%, 02/15/07                               5,000           5,003

    GENERAL MOTORS ACCEPTANCE CORP.
       6.38%, 01/30/04                               5,000           5,128

    GS ESCROW CORP.
       7.00%, 08/01/03                               4,000           4,059

    J.C. PENNEY CO., INC.
       7.25%, 04/01/02                               5,275           5,275
       6.50%, 06/15/02                                 650             651

  = JP MORGAN CHASE & CO.
       5.35%, 03/01/07                               5,000           4,997

    KELLOGG CO.
    Series B
       6.00%, 04/01/06                               3,500           3,615

    LIMESTONE ELECTRON TRUST, 144A
       8.63%, 03/15/03                               5,600           5,696

    MASCO CORP.
       6.00%, 05/03/04                               6,000           6,143

    NORDBANKEN AB, 144A
       7.25%, 11/12/09                               4,000           4,295

    NORDSTROM CREDIT, INC.
    Series E
       7.25%, 04/30/02                               3,000           3,024

    PHILLIPS PETROLEUM CO.
       8.50%, 05/25/05                               2,000           2,233

    POPULAR NA, INC.
    Series E
       6.13%, 10/15/06                               5,000           5,019

 (4) PROTECTIVE LIFE U.S. FUNDING TRUST, 144A
       5.50%, 05/14/04                               9,000           9,287

    QWEST CAPITAL FUNDING, INC., 144A
       5.88%, 08/03/04                               6,000           5,577

    ROYAL BANK OF SCOTLAND GROUP, PLC
    Series 3
       7.82%, 03/01/02                               3,000           3,235

    ROYAL CARIBBEAN CRUISES
       7.13%, 09/18/02                               5,150           5,099

    SALOMON SMITH BARNEY HOLDINGS, INC.
       5.88%, 03/15/06                               5,000           5,164

    SKANDINAVISKA ENSKILDA, 144A
       6.50%, 06/04/03                               3,000           3,097

    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
       6.75%, 11/15/05                               2,000           2,008

    SVENSKA HANDELSBANKEN, 144A
       7.13%, 03/07/49                               5,000           5,272

    TYCO INTERNATIONAL GROUP, SA
       6.25%, 06/15/03                               5,000           4,754

    UNION BANK OF NORWAY, 144A
       7.35%, 07/09/03                               5,000           5,164

 (8) VIACOM, INC., 144A
       6.40%, 01/30/06                               7,000           7,262

    WASTE MANAGEMENT, INC.
       6.38%, 12/01/03                               2,195           2,251

    WORLDCOM, INC.
       7.55%, 04/01/04                               4,000           3,942
                                                                   -------
                                                                   203,771


    VARIABLE RATE OBLIGATIONS 2.8%
    =========================================================================

    CENTEX CORP.
    Series E
       3.52%, 04/22/02                               5,000           4,992

    FORD MOTOR CREDIT CO.
       3.68%, 04/25/02                               4,900           4,822

    MBNA CORP.
    Series F
       3.65%, 05/28/02                               2,000           2,001
                                                                   -------
                                                                    11,815


    U.S. GOVERNMENT SECURITIES
    46.7% of investments

    U.S. TREASURY OBLIGATIONS 38.3%
    =========================================================================

    U.S. TREASURY NOTES
       4.00%, 04/30/03                               3,000           3,059
       4.25%, 05/31/03                               1,000           1,023
       5.50%, 05/31/03                               5,800           6,023
       3.88%, 06/30/03                               1,000           1,019
       5.38%, 06/30/03                               5,000           5,192
       3.88%, 07/31/03                               4,000           4,075
       5.25%, 08/15/03                               5,000           5,192
       3.63%, 08/31/03                               1,500           1,522
       2.75%, 09/30/03                               2,000           2,002
       2.75%, 10/31/03                               2,000           2,000
       4.25%, 11/15/03                               2,000           2,049
       3.00%, 11/30/03                               6,500           6,519
       3.25%, 12/31/03                               6,000           6,037


See the Financial Notes, which are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued

As of February 28, 2002; unaudited.


    SECURITY                                      FACE VALUE      MKT. VALUE
       RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)

       3.00%, 01/31/04                               5,000           5,002
       4.75%, 02/15/04                               4,000           4,135
       3.00%, 02/29/04                               5,000           4,995
   (5) 5.25%, 05/15/04                               8,000           8,358
   (7) 6.00%, 08/15/04                               7,100           7,553
   (9) 5.88%, 11/15/04                               6,600           7,012
       7.88%, 11/15/04                               3,500           3,895
       7.50%, 02/15/05                               5,000           5,550
       6.75%, 05/15/05                               5,000           5,459
       6.50%, 08/15/05                               5,000           5,438
       5.88%, 11/15/05                               5,000           5,341
       5.63%, 02/15/06                               5,000           5,300
       4.63%, 05/15/06                               4,000           4,086
       7.00%, 07/15/06                               5,000           5,565
       6.50%, 10/15/06                               5,000           5,475
 = (1) 3.50%, 11/15/06                              17,500          16,996
       6.25%, 02/15/07                               5,000           5,435
   (2) 6.63%, 05/15/07                              10,000          11,046
                                                                  --------
                                                                   162,353

    AGENCY OBLIGATIONS 8.4%
    -------------------------------------------------------------------------

    FANNIE MAE
       3.88%, 03/15/05                               5,000           4,999
       5.50%, 02/15/06                               4,000           4,163
   (3) 5.00%, 01/15/07                              10,000          10,139

    FREDDIE MAC
       5.00%, 01/15/04                               3,000           3,105
       5.05%, 04/02/04                               5,000           5,012
   (6) 5.25%, 01/15/06                               8,000           8,266
                                                                  --------
                                                                    35,684

    COMMERCIAL PAPER & OTHER CORPORATE
    OBLIGATIONS 2.5% of investments

    ATLANTIS TWO FUNDING CORP.
       2.25%, 03/01/02                               5,000           5,000

    KINDER MORGAN ENERGY PARTNERS
       2.50%, 03/01/02                               5,500           5,500
                                                                  --------
                                                                    10,500

    SECURITY AND NUMBER OF SHARES                                 MKT. VALUE
                                                                  ($ x 1,000)
    OTHER INVESTMENT COMPANIES
    0.0% of investments

    PROVIDENT INSTITUTIONAL FUNDS--
    FED FUNDS PORTFOLIO      167,294                                   167


    END OF PORTFOLIO HOLDINGS. For totals, please turn to the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of February 28, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------
Investments, at market value (including $126,211 of
    securities on loan)                                     $424,290 a
Collateral held for securities on loan                       128,274
Receivables:
      Fund shares sold                                         1,010
      Interest                                                 5,327
      Investments sold                                        53,806
Prepaid expenses                                        +         30
                                                        ------------
TOTAL ASSETS                                                 612,737

LIABILITIES
--------------------------------------------------------------------
Collateral held for securities on loan                       128,274
Payables:
      Fund shares redeemed                                       678
      Dividends to shareholders                                  343
      Investments bought                                      64,441
      Transfer agent and shareholder service fees                 14
Accrued expenses                                        +         55
                                                        ------------
TOTAL LIABILITIES                                            193,805

NET ASSETS
--------------------------------------------------------------------
TOTAL ASSETS                                                 612,737
TOTAL LIABILITIES                                       -    193,805
                                                        ------------
NET ASSETS                                                  $418,932

NET ASSETS BY SOURCE
Capital received from investors                              424,737
Net investment income not yet distributed                        202
Net realized capital losses                                  (10,468) b
Net unrealized capital gains                                   4,461

NET ASSET VALUE (NAV)

                  SHARES
NET ASSETS   /  OUTSTANDING   =   NAV
$418,932          41,965          $9.98

a The fund's amortized cost for these securities was $419,829. Not counting short-term obligations and government securities, the fund paid $186,869 for securities during the reporting period, and received $133,086 from securities it sold or that matured. For long-term government securities, the fund paid $257,111 during the reporting period and received $244,513 for securities it sold or that matured. This includes $29,544 in transactions with other SchwabFunds(R).

b  These derive from investments and short sales.


FEDERAL TAX DATA
--------------------------------------------------

COST BASIS OF PORTFOLIO                 $420,120
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $  6,801
Losses                               +    (2,631)
                                     -----------
                                        $  4,170

UNUSED CAPITAL LOSSES:

Expires 08/31 of:                    Loss amount
2003                                    $  4,246
2004                                       2,216
2005                                         174
2008                                 +     1,241
                                     -----------
                                        $  7,877


See the Financial Notes, which are integral to this information.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND -- FINANCIALS

Statement of
OPERATIONS
For September 1, 2001 through February 28, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------
Interest                                                     $10,490
Lending of securities                                   +        314
                                                        ------------
TOTAL INVESTMENT INCOME                                       10,804

NET REALIZED LOSSES
--------------------------------------------------------------------
Net realized losses on investments sold                       (2,231)
Net realized losses on short sales                      +       (180)
                                                        ------------
NET REALIZED LOSSES                                           (2,411)

NET UNREALIZED LOSSES
--------------------------------------------------------------------
Net unrealized losses on investments                          (2,300)

EXPENSES
--------------------------------------------------------------------
Investment adviser and administrator fees                        595 a
Transfer agent and shareholder service fees                      496 b
Trustees' fees                                                     7 c
Custodian and portfolio accounting fees                           88
Professional fees                                                 12
Registration fees                                                 38
Shareholder reports                                               29
Other expenses                                          +          6
                                                        ------------
Total expenses                                                 1,271
Expense reduction                                       -        577 d
                                                        ------------
NET EXPENSES                                                     694

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       10,804
NET EXPENSES                                            -        694
                                                        ------------
NET INVESTMENT INCOME                                         10,110
NET REALIZED LOSSES                                           (2,411)e
NET UNREALIZED LOSSES                                   +     (2,300)e
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                        $5,399

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least November 15, 2002, to 0.35% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net loss on investments of $4,711.


See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.
Figures for 9/1/01-2/28/02 are unaudited.


OPERATIONS
--------------------------------------------------------------------------------

                                               9/1/01-2/28/02     9/1/00-8/31/01
Net investment income                              $10,110            $16,077
Net realized gains or losses                        (2,411)             4,406
Net unrealized gains or losses               +      (2,300)             7,178
                                             -----------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               5,399             27,661

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income               $ 9,775            $16,144

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                              9/1/01-2/28/02                9/1/00-8/31/01
                         QUANTITY         VALUE        QUANTITY         VALUE
Shares sold               18,584        $187,481        23,621        $ 234,256
Shares reinvested            779           7,837         1,331           13,155
Shares redeemed       +  (13,962)       (140,516)      (11,051)        (109,221)
                      ----------------------------------------------------------
NET INCREASE               5,401        $ 54,802        13,901        $ 138,190

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                              9/1/01-2/28/02                9/1/00-8/31/01
                          SHARES       NET ASSETS       SHARES       NET ASSETS
Beginning of period       36,564        $368,506        22,663        $218,799
Total increase        +    5,401          50,426        13,901         149,707 a
                      ----------------------------------------------------------
END OF PERIOD             41,965        $418,932        36,564        $368,506 b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $202 at the end of the current period and distributions in excess of net investment income in the amount of $133 at the end of the prior period.


See the Financial Notes, which are integral to this information.

SCHWAB

TOTAL BOND MARKET
INDEX FUND

[PHOTO OF KIM DAIFOTIS]

     "The Enron situation, September 11, and the large wave of mortgage refinancing made for a volatile report period."

Portfolio Manager
Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.


TICKER SYMBOL         SWLBX

[GRAPHIC]

                           INTEREST RATE
                           SENSITIVITY 1
CREDIT QUALITY 1     SHORT    MEDIUM     LONG
HIGH                  / /       / /       /X/
MEDIUM                / /       / /       / /
LOW                   / /       / /       / /

This fund is designed for investors seeking to fill the fixed income component of their asset allocation plan, and who can accept higher risk in exchange for potentially higher long-term returns compared to a short-term fund.

THE FUND SEEKS CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.


MANAGER'S PERSPECTIVE

A SERIES OF NEGATIVE EVENTS RATTLED INVESTOR CONFIDENCE DURING THE REPORT PERIOD. The events of 9/11, credit concerns in corporate markets and continued economic weakness created a difficult environment for investors. The Fed acted quickly to renew confidence by further reducing short-term rates from 3.50% to 1.75% over the last four months of 2001. Despite volatility in bond yields and prices, fixed income securities continued to perform well relative to other asset classes as the report period closed.

WORRIES ABOUT ACCOUNTING PRACTICES HURT CORPORATE BONDS. The Enron debacle created higher volatility in the corporate bond market and in the fund's share price. Mortgage securities also faced uncertainty, in their case because of a large wave of refinancing. During the report period, the mortgage sector slightly outperformed Treasuries with comparable maturities, while corporates slightly underperformed Treasuries.

SHORT-TERM RATES BEGAN TO RISE NEAR THE END OF THE PERIOD AS SIGNS OF A STRONGER ECONOMY APPEARED. Seeking to capitalize on low financing rates before they vanished, corporate issuers revitalized the supply of new debt securities in the first two months of 2002. With equity markets still looking uncertain, investors reacted favorably to these new issues.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 2/28/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
   Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 2/28/02

This chart compares performance of the fund with the Lehman Brothers U.S. Aggregate Bond Index, the fund's benchmark index 1 and the Morningstar Intermediate-Term, Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.42%. 2

[BAR CHART]


                                                       LEHMAN BROTHERS
                                                       U.S. AGGREGATE      PEER GROUP
                                FUND 2   BENCHMARK 1     BOND INDEX        AVERAGE 3
Total Return 2
  6 MONTHS 4                    2.08%      3.02%            3.02%            1.98%
  1 YEAR                        7.35%      7.67%            7.67%            6.04%
  5 YEAR                        7.49%      7.79%            6.69%            6.45%
  SINCE INCEPTION: 3/5/93       6.77%      6.85%            6.92%              --


PERFORMANCE OF A 10,000 INVESTMENT

Shows performance since inception of a hypothetical 10,000 investment in the fund, compared with a similar investment in two indices: the Lehman Brothers U.S. Aggregate Bond Market Index and the fund's benchmark index. 1

[LINE CHART]

                                   LEHMAN
                                  AGGREGATE
                   FUND          BOND INDEX        BENCHMARK
 5-Mar-93         10,000          10,000          10,000
31-Mar-93          9,784          10,000           9,979
30-Apr-93          9,890          10,077          10,048
31-May-93          9,927          10,066          10,061
30-Jun-93         10,314          10,289          10,244
31-Jul-93         10,441          10,352          10,302
31-Aug-93         10,863          10,583          10,482
30-Sep-93         10,901          10,623          10,511
31-Oct-93         10,952          10,663          10,550
30-Nov-93         10,688          10,546          10,460
31-Dec-93         10,738          10,587          10,517
31-Jan-94         10,938          10,732          10,659
28-Feb-94         10,544          10,505          10,474
31-Mar-94         10,220          10,269          10,216
30-Apr-94         10,112          10,188          10,134
31-May-94         10,060          10,175          10,133
30-Jun-94         10,027          10,151          10,110
31-Jul-94         10,239          10,338          10,311
31-Aug-94         10,233          10,340          10,324
30-Sep-94         10,050          10,194          10,172
31-Oct-94         10,036          10,187          10,163
30-Nov-94         10,031          10,168          10,140
31-Dec-94         10,122          10,230          10,210
31-Jan-95         10,347          10,420          10,412
28-Feb-95         10,647          10,645          10,660
31-Mar-95         10,718          10,711          10,726
30-Apr-95         10,887          10,851          10,875
31-May-95         11,429          11,289          11,296
30-Jun-95         11,445          11,376          11,379
31-Jul-95         11,348          11,334          11,354
31-Aug-95         11,566          11,467          11,491
30-Sep-95         11,711          11,577          11,602
31-Oct-95         11,931          11,754          11,753
30-Nov-95         12,173          11,937          11,929
31-Dec-95         12,395          12,106          12,096
31-Jan-96         12,438          12,180          12,176
29-Feb-96         12,075          11,932          11,964
31-Mar-96         11,934          11,833          11,881
30-Apr-96         11,766          11,757          11,814
31-May-96         11,722          11,737          11,790
30-Jun-96         11,885          11,889          11,948
31-Jul-96         11,890          11,918          11,981
31-Aug-96         11,830          11,892          11,960
30-Sep-96         12,112          12,089          12,168
31-Oct-96         12,451          12,355          12,439
30-Nov-96         12,763          12,570          12,651
31-Dec-96         12,537          12,442          12,534
31-Jan-97         12,533          12,455          12,572
28-Feb-97         12,556          12,473          12,604
31-Mar-97         12,353          12,340          12,464
30-Apr-97         12,606          12,519          12,651
31-May-97         12,732          12,627          12,771
30-Jun-97         12,918          12,768          12,923
31-Jul-97         13,363          13,131          13,272
31-Aug-97         13,152          13,001          13,159
30-Sep-97         13,397          13,196          13,354
31-Oct-97         13,687          13,425          13,548
30-Nov-97         13,700          13,493          13,610
31-Dec-97         13,778          13,634          13,747
31-Jan-98         13,977          13,838          13,923
28-Feb-98         13,938          13,828          13,912
31-Mar-98         13,964          13,876          13,959
30-Apr-98         14,035          13,948          14,032
31-May-98         14,166          14,080          14,165
30-Jun-98         14,263          14,200          14,286
31-Jul-98         14,306          14,230          14,316
31-Aug-98         14,575          14,462          14,549
30-Sep-98         14,930          14,800          14,890
31-Oct-98         14,844          14,722          14,811
30-Nov-98         14,866          14,805          14,895
31-Dec-98         14,937          14,850          14,940
31-Jan-99         15,061          14,956          15,046
28-Feb-99         14,770          14,695          14,783
31-Mar-99         14,870          14,776          14,864
30-Apr-99         14,874          14,823          14,911
31-May-99         14,703          14,693          14,780
30-Jun-99         14,649          14,646          14,733
31-Jul-99         14,614          14,584          14,671
31-Aug-99         14,594          14,577          14,664
30-Sep-99         14,790          14,746          14,834
31-Oct-99         14,832          14,800          14,889
30-Nov-99         14,841          14,799          14,887
31-Dec-99         14,782          14,728          14,816
31-Jan-00         14,719          14,680          14,767
29-Feb-00         14,886          14,857          14,945
31-Mar-00         15,112          15,053          15,143
30-Apr-00         15,019          15,010          15,099
31-May-00         14,962          15,003          15,091
30-Jun-00         15,300          15,315          15,405
31-Jul-00         15,435          15,454          15,545
31-Aug-00         15,666          15,678          15,771
30-Sep-00         15,764          15,777          15,870
31-Oct-00         15,852          15,881          15,975
30-Nov-00         16,114          16,141          16,237
31-Dec-00         16,420          16,440          16,539
31-Jan-01         16,640          16,709          16,808
28-Feb-01         16,784          16,855          16,955
31-Mar-01         16,909          16,939          17,039
30-Apr-01         16,855          16,869          16,968
31-May-01         16,974          16,971          17,070
30-Jun-01         17,069          17,035          17,135
31-Jul-01         17,457          17,416          17,518
31-Aug-01         17,653          17,615          17,720
30-Sep-01         17,813          17,820          17,925
31-Oct-01         18,132          18,193          18,300
30-Nov-01         17,872          17,942          18,047
31-Dec-01         17,760          17,828          17,932
31-Jan-02         17,901          17,973          18,077
28-Feb-02         18,017          18,147          18,253

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 The fund changed its benchmark on 2/28/98, when it changed from being a government bond fund to its current strategy. Benchmark performance shown here is the Lehman Brothers General U.S. Government Bond Index from fund inception through 2/28/98 and the Lehman Brothers U.S. Aggregate Bond Index from 3/1/98 through the end of the report period. Benchmark performance for the 6 month and 1 year periods is the Lehman U.S. Aggregate Bond Index.

2 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and Schwab. Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3 Source: Morningstar, Inc. As of 2/28/02, the total number of funds in the Intermediate-Term Bond Fund category for the six-month, one- and five-year periods was 658, 616 and 375, respectively.

4  Not annualized.

SCHWAB TOTAL BOND MARKET INDEX FUND

FUND FACTS


TOP TEN HOLDINGS 1 AS OF 2/28/02

                                                                       PERCENTAGE OF
     SECURITY                            RATE       MATURITY DATE       INVESTMENTS
(1)  FANNIE MAE                          6.50%         03/01/32             4.5%
(2)  FANNIE MAE                          7.00%         03/01/32             3.3%
(3)  FANNIE MAE                          6.00%         03/01/32             2.2%
(4)  FANNIE MAE                          7.50%         03/01/32             2.0%
(5)  FANNIE MAE                          8.00%         03/01/32             1.6%
(6)  FORD MOTOR CREDIT CO.               3.68%         04/25/02             1.6%
(7)  DRESDNER FUNDING TRUST I, 144A      8.15%         06/30/31             1.4%
(8)  GINNIE MAE                          7.00%         03/01/32             1.4%
(9)  ALLETE                              2.62%         04/22/02             1.2%
(10) GINNIE MAE                          8.00%         03/01/32             1.2%
------------------------------------------------------------------------------------
     TOTAL                                                                 20.4%


DIVIDENDS PAID in each fiscal year

[BAR CHART, PLOT POINTS TO COME]

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed sine the report date.

2  Period from the fund's inception on 3/5/93 through 8/31/93.

3  For the six-month period ended 2/28/02.

COMPOSITION OF THE FUND'S PORTFOLIO as of 2/28/02

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

1.   49.1%    U.S. Government Securities
2.   45.1%    Corporate Bonds
3.    3.8%    Asset-Backed Obligations
4.    1.7%    Commercial Paper & Other Corporate Obligations
5.    0.3%    Preferred Stock

BY CREDIT QUALITY 1

[PIE CHART]

1.   51.1%    AAA
2.    6.5%    AA
3.   23.2%    A
4.   17.5%    BBB
5.    0.9%    BB
6.    0.8%    Short-Term Ratings

BY MATURITY

[PIE CHART]

1.   28.9%    0-1 Year
2.   61.4%    2-10 Years
3.    3.2%    11-20 Years
4.    6.5%    21-30 Years


FUND FACTS as of 2/28/02

                                        FUND           INDEX 2
=================================================================
Number of Holdings                       158            6,786
-----------------------------------------------------------------
Yield to Maturity                       6.13%            5.42%
-----------------------------------------------------------------
Weighted Average Rate                   6.58%            6.50%
-----------------------------------------------------------------
Weighted Average Maturity              7.8 yrs          8.0 yrs
-----------------------------------------------------------------
Weighted Average Duration              4.5 yrs          4.5 yrs
-----------------------------------------------------------------
Weighted Average Credit Quality           AA              AAA
-----------------------------------------------------------------


EXPENSE RATIO as of 2/28/02

[BAR CHART]

FUND                    0.35%
PEER GROUP AVERAGE      0.99% 3

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2  The Lehman Brothers U.S. Aggregate Bond Index.

3 Source: Morningstar, Inc. As of 2/28/02, there were 669 funds in the Intermediate-Term Bond Fund category.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS


FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.


FINANCIAL HIGHLIGHTS

                                                           9/1/01-      9/1/00-      9/1/99-      9/1/98-      9/1/97-      9/1/96-
                                                           2/28/02      8/31/01      8/31/00      8/31/99      8/31/98      8/31/97
-----------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
===================================================================================================================================
Net asset value at beginning of period                      10.24         9.65         9.58        10.18         9.75         9.38
                                                           ------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                    0.25         0.60         0.61         0.55         0.60         0.65
    Net realized and unrealized gains or losses             (0.04)        0.59         0.07        (0.53)        0.43         0.37
                                                           ------------------------------------------------------------------------
    Total income from investment operations                  0.21         1.19         0.68         0.02         1.03         1.02
Less distributions:
    Dividends from net investment income                    (0.24)       (0.60)       (0.61)       (0.55)       (0.60)       (0.65)
    Distributions from net realized gains                   (0.16)          --           --        (0.07)          --           --
                                                           ------------------------------------------------------------------------
    Total distributions                                     (0.40)       (0.60)       (0.61)       (0.62)       (0.60)       (0.65)
                                                           ------------------------------------------------------------------------
Net asset value at end of period                            10.05        10.24         9.65         9.58        10.18         9.75
                                                           ========================================================================
Total return (%)                                             2.08 1      12.68         7.36         0.14        10.83        11.18

RATIOS/SUPPLEMENTAL DATA (%)
===================================================================================================================================
Ratio of net operating expenses to
  average net assets                                         0.35 2       0.35         0.35 3       0.35         0.31         0.20
Expense reductions reflected in above ratio                  0.22 2       0.23         0.27         0.39         0.51         0.98
Ratio of net investment income to
  average net assets                                         4.84 2       6.00         6.42         5.55         5.86         6.74
Portfolio turnover rate                                        36          153          135          174          285           51
Net assets, end of period ($ x 1,000,000)                     995          926          647          480          294           25

1  Not annualized.

2  Annualized.

3  Would have been 0.36% if non-routine expenses (proxy fees) had been included.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of February 28, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 =  Delayed-delivery security

For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

49.1%      U.S. GOVERNMENT SECURITIES
           Market Value: $635,115
           Cost: $627,355

45.1%      CORPORATE BONDS
           Market Value: $583,104
           Cost: $575,349

 3.8%      ASSET-BACKED OBLIGATIONS
           Market Value: $49,538
           Cost: $49,284

 1.7%      COMMERCIAL PAPER & OTHER
           CORPORATE OBLIGATIONS
           Market Value: $21,500
           Cost: $21,500

 0.3%      PREFERRED STOCK
           Market Value: $3,651
           Cost: $3,500

           OTHER INVESTMENT COMPANIES
           Market Value: $120
           Cost: $120
-------------------------------------
100.0%     TOTAL INVESTMENTS
           Market Value: $1,293,028
           Cost: $1,277,108


  SECURITY                            FACE VALUE          MKT. VALUE
    RATE, MATURITY DATE               ($ x 1,000)         ($ x 1,000)
  U.S. GOVERNMENT SECURITIES
  49.1% of investments

  U.S. TREASURY OBLIGATIONS 23.1%
  -------------------------------------------------------------------
  U.S. TREASURY BONDS
    10.38%, 11/15/12                        5,000               6,431
     9.88%, 11/15/15                        5,000               7,152
     7.25%, 05/15/16                        9,000              10,569
     9.00%, 11/15/18                        6,000               8,241
     7.63%, 11/15/22                        4,000               4,977
     6.13%, 08/15/29                        4,000               4,305
     6.25%, 05/15/30                        7,630               8,379
     5.38%, 02/15/31                        4,600               4,576

  U.S. TREASURY NOTES
     4.75%, 01/31/03                        3,000               3,073
     5.50%, 02/28/03                        3,000               3,098
     4.25%, 03/31/03                        1,000               1,022
     4.00%, 04/30/03                        2,200               2,243
     5.75%, 04/30/03                        4,000               4,158
     4.25%, 05/31/03                        5,000               5,115
     3.88%, 06/30/03                        2,300               2,343
     5.38%, 06/30/03                        2,700               2,804
     3.88%, 07/31/03                        3,000               3,056
     3.63%, 08/31/03                        1,500               1,522
     2.75%, 10/31/03                        7,000               7,001
     4.25%, 11/15/03                        9,000               9,220
     3.00%, 11/30/03                       10,000              10,029
     3.25%, 12/31/03                       11,000              11,068
     3.00%, 01/31/04                       13,000              13,006
     4.75%, 02/15/04                        5,000               5,169
     3.00%, 02/29/04                        5,000               4,995
     5.25%, 05/15/04                        5,500               5,746
     6.00%, 08/15/04                        5,500               5,851
     5.88%, 11/15/04                        5,000               5,312
     7.88%, 11/15/04                        5,000               5,564
     7.50%, 02/15/05                        7,000               7,770
     6.75%, 05/15/05                        3,000               3,276
     5.75%, 11/15/05                        2,000               2,127
     5.88%, 11/15/05                        7,000               7,477
     5.63%, 02/15/06                        7,000               7,420
     4.63%, 05/15/06                        3,000               3,064
     7.00%, 07/15/06                        5,000               5,565
     6.50%, 10/15/06                        8,000               8,760
   = 3.50%, 11/15/06                       13,000              12,626
     6.25%, 02/15/07                        7,000               7,608
     6.63%, 05/15/07                        3,000               3,314
     6.13%, 08/15/07                        3,000               3,247


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2002; unaudited.

  SECURITY                             FACE VALUE          MKT. VALUE
     RATE, MATURITY DATE               ($ x 1,000)         ($ x 1,000)
      5.50%, 02/15/08                        7,000               7,365
      5.63%, 05/15/08                        3,000               3,172
      4.75%, 11/15/08                        4,250               4,278
      5.50%, 05/15/09                        5,000               5,239
      6.00%, 08/15/09                        5,000               5,385
      6.50%, 02/15/10                        5,000               5,548
      5.75%, 08/15/10                        5,000               5,304
      5.00%, 02/15/11                        3,500               3,527
      5.00%, 08/15/11                        5,000               5,034
      4.88%, 02/15/12                       15,000              15,014
                                                           -----------
                                                               298,145

  MORTGAGE-BACKED OBLIGATIONS 22.4%
  -------------------------------------------------------------------

  FANNIE MAE
    = 5.50%, 03/01/17                        9,000               8,969
    = 6.00%, 03/01/17                        9,000               9,135
    = 6.50%, 03/01/17                       15,000              15,464
    = 7.00%, 03/01/17                        9,000               9,383
    = 7.50%, 03/01/17                        7,000               7,389
 =(3) 6.00%, 03/01/32                       28,000              27,834
 =(1) 6.50%, 03/01/32                       57,000              57,855
 =(2) 7.00%, 03/01/32                       41,000              42,243
 =(4) 7.50%, 03/01/32                       25,000              26,047
 =(5) 8.00%, 03/01/32                       20,000              21,100
    = 8.50%, 03/01/32                        3,000               3,204

  GINNIE MAE
    = 6.00%, 03/01/32                        3,000               2,991
    = 6.50%, 03/01/32                        9,000               9,163
 =(8) 7.00%, 03/01/32                       17,000              17,568
    = 7.50%, 03/01/32                       15,000              15,703
=(10) 8.00%, 03/01/32                       15,000              15,863
                                                           -----------
                                                               289,911

  AGENCY OBLIGATIONS 3.6%
  -------------------------------------------------------------------

  FANNIE MAE
      5.75%, 04/15/03                        5,000               5,182
      5.13%, 02/13/04                        5,000               5,183
      3.88%, 03/15/05                        5,000               4,999
      5.50%, 02/15/06                        6,000               6,245
      6.00%, 05/15/08                        5,000               5,260

  FREDDIE MAC
      5.05%, 04/02/04                       10,000              10,024
      5.75%, 01/15/12                       10,000              10,166
                                                           -----------
                                                                47,059
  CORPORATE BONDS 45.1% of investments

  FIXED RATE OBLIGATIONS 25.9%
  -------------------------------------------------------------------

  AB SPINTAB, 144A
      7.50%, 08/14/06                        6,300               6,662
  ALCOA INC.
      7.38%, 08/01/10                        5,000               5,491
  ANDERSON EXPLORATION, LTD.
      6.75%, 03/15/11                        7,000               6,715
  AOL TIME WARNER, INC.
      6.95%, 01/15/28                        7,000               6,691
  AXA FINANCIAL, INC.
      7.75%, 08/01/10                        4,000               4,402
  BAE SYSTEMS ASSET TRUST, 144A
  Series 2001 Class B
      7.16%, 12/15/11                        5,962               6,284
  BANK OF AMERICA CORP.
      7.80%, 02/15/10                        5,000               5,560
  CARDINAL HEALTHCARE INC.
      6.75%, 02/15/11                       10,000              10,613
  CAPITAL ONE BANK
      6.65%, 03/15/04                        3,050               2,975
  CASE CREDIT CORP.
      6.15%, 03/01/02                        2,945               2,945
  CENDANT CORP.
      7.75%, 12/01/03                       13,600              13,640
  CENDANT CORP., 144A
      6.88%, 08/15/06                        3,500               3,367
  CENTEX CORP.
      7.50%, 01/15/12                       10,000              10,264
  CIT HOLDINGS, L.L.C.
      6.88%, 02/16/05                       10,000               9,645
  CREDIT SUISSE FIRST BOSTON
   U.S.A., INC.
      5.88%, 08/01/06                        5,000               5,176
      6.13%, 11/15/11                       10,000               9,961
  CSC HOLDINGS, INC.
      8.13%, 07/15/09                        4,000               4,032
  CVS CORP.
      5.63%, 03/15/06                       10,000              10,142
  DANA CREDIT CORP., 144A
      7.25%, 12/16/02                        4,000               3,852


See the Financial Notes, which are integral to this information.

  SECURITY
  SERIES                               FACE VALUE          MKT. VALUE
      RATE, MATURITY DATE              ($ x 1,000)         ($ x 1,000)
    DOLE FOODS CO.
      7.00%, 05/15/03                        3,000               3,067

(7) DRESDNER FUNDING TRUST I, 144A
      8.15%, 06/30/31                       16,000              17,573

    ERAC USA FINANCE CO., 144A
      7.35%, 06/15/08                        7,000               7,254

    FORD MOTOR CO.
      7.45%, 07/16/31                       10,000               9,608

    FORD MOTOR CREDIT
      6.88%, 02/01/06                        6,000               6,033

    GENERAL ELECTRIC CAPITAL CORP.
      7.50%, 06/05/03                       10,000              10,592

    GS ESCROW CORP.
      7.00%, 08/01/03                        1,325               1,344

    ITT CORP.
      7.38%, 11/15/15                        3,400               3,135

    J.C. PENNEY CO., INC.
      7.25%, 04/01/02                        3,320               3,320
      6.50%, 06/15/02                        4,450               4,456

    MAY DEPARTMENT STORES CO.
      6.90%, 01/15/32                        5,000               4,996

    NORSKE SKOGINDUSTRIER, 144A
      7.63%, 10/15/11                        7,000               7,288

    PHILLIPS PETROLEUM CO.
      9.38%, 02/15/11                        5,000               6,068

    POPULAR NA, INC.
    Series E
      6.13%, 10/15/06                       10,000              10,038

    QWEST COMMUNICATIONS
     INTERNATIONAL
    Series B
      7.50%, 11/01/08                        5,000               4,699

    RAYTHEON CO.
      6.45%, 08/15/02                        1,983               2,005

    ROYAL BANK OF SCOTLAND
     GROUP, PLC
      7.82%, 03/01/02                        7,000               7,549
      7.65%, 09/30/31                        7,500               8,012

    SALOMON SMITH BARNEY
     HOLDINGS, INC.
      5.88%, 03/15/06                       13,000              13,428

    STANDARD CHARTERED BANK, 144A
      8.00%, 05/30/31                        5,000               5,303

    STARWOOD HOTELS & RESORTS
     WORLDWIDE, INC.
      6.75%, 11/15/05                        2,000               2,008

    SVENSKA HANDELSBANKEN, 144A
      7.13%, 03/07/07                       15,000              15,815

    TYCO INTERNATIONAL GROUP SA
      6.38%, 10/15/11                        5,000               4,503

    VERIZON COMMUNICATIONS
      8.75%, 11/01/21                        5,000               6,058

    VERIZON NEW ENGLAND, INC.
      6.50%, 09/15/11                        7,000               7,181

    VIACOM INC.
      6.63%, 05/15/11                       12,000              12,314

    WASTE MANAGEMENT, INC.
      7.38%, 08/01/10                        5,000               5,086

    WORLDCOM, INC.
      6.50%, 05/15/04                        8,000               7,728
      8.25%, 05/15/31                       10,000               9,643
                                                           -----------
                                                               334,521

  VARIABLE RATE OBLIGATIONS 19.2%
  -------------------------------------------------------------------

(9) ALLETE
      2.62%, 04/22/02                   16,000      16,032

    AON CORP., 144A
      2.83%, 04/15/02                   10,000      10,002

    BEAR STEARNS CO., INC.
    Series B
      2.29%, 03/21/02                   15,500      15,406

    BOISE CASCADE CO.
    Series A
      3.82%, 04/15/02                   10,000      10,004

    BOMBARDIER CAPITAL INC., 144A
      4.15%, 05/21/02                   10,000      10,048

    COASTAL CORP., 144A
      2.53%, 03/01/02                   10,000      10,000

    CONAGRA FOODS INC.
      2.72%, 03/11/02                   12,500      12,514

    COX COMMUNICATIONS, INC.
      2.60%, 05/07/02                   12,840      12,887

    ERP OPERATING, L.P.
      2.53%, 05/21/02                   10,000      10,036

(6) FORD MOTOR CREDIT CO.
      3.68%, 04/25/02                   20,500      20,173

    GENERAL MILLS, INC.
      6.00%, 02/15/12                   10,000      10,064


See the Financial Notes, which are integral to this information.

SCHWAB TOTAL BOND MARKET INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of February 28, 2002; unaudited.

  SECURITY
  SERIES                               FACE VALUE          MKT. VALUE
      RATE, MATURITY DATE              ($ x 1,000)         ($ x 1,000)
    GENERAL MOTORS ACCEPTANCE CORP.
      2.22%, 04/17/02                       10,000               9,929
      2.68%, 05/04/04                       10,000               9,809

    GULF STATES UTILITIES, 144A
      3.38%, 03/01/02                        5,000               5,005

    INDIANA MICHIGAN POWER
      2.71%, 03/04/02                        6,500               6,503

    LEHMAN BROTHERS HOLDINGS, INC.
    Series F
      2.63%, 04/15/02                        3,200               3,207

    MBNA CORP.
    Series F
      3.65%, 05/28/02                        2,000              2,001
      2.88%, 03/12/04                        5,000              5,000
      2.96%, 08/16/04                       12,000             11,945

    NATIONAL CONSUMER COOPERATIVE
     BANK
    Series B
      4.17%, 05/06/02                       10,000              10,002

    POPULAR NA INC.
      3.48%, 04/15/02                       10,000              10,007

    PSEP CAPITAL CORP., 144A
      3.12%, 03/11/02                       10,500              10,499

    PUBLIC SERVICE ENTERPRISE
      2.78%, 05/21/02                        8,000               7,987

    QWEST CAPITAL FUNDING,
     INC., 144A
      2.32%, 04/08/02                        6,540               6,545

    RAYTHEON CO., 144A
      2.71%, 03/01/02                        6,000               6,000

    UTILICORP UNITED, INC., 144A
      2.78%, 05/15/02                        7,000               6,978
                                                           -----------
                                                               248,583


  ASSET-BACKED OBLIGATIONS
  3.8% of investments


    AIRPLANES PASS THROUGH TRUST
    Series 1R Class A8
      2.22%, 03/15/02                       15,000              15,003

    COUNTRYWIDE ASSET-BACKED
     CERTIFICATES
    Series 2001-3 Class M1
      2.35%, 03/25/02                        3,000               3,004
    Series 2001-BC3 Class M1
      2.40%, 03/25/02                        5,000               5,014

    MBNA MASTER CREDIT CARD
     TRUST II
    Series 2000-C Class A
      2.01%, 03/15/02                       10,000              10,032

    PEAGSUS AVIATION LEASE
     SECURITIZATION
    Series 2001-1A Class A3
      2.52%, 03/11/02                       10,991              11,188

    PROVIDENT BANK HOME EQUITY
     LOAN TRUST
    Series 1997-2 Class A5
      2.08%, 03/25/02                        5,301               5,297
                                                           -----------
                                                                49,538


  COMMERCIAL PAPER & OTHER CORPORATE
  OBLIGATIONS 1.7% of investments



    ATLANTIS TWO FUNDING CORP.
      2.25%, 03/01/02                       10,000              10,000

    KINDER MORGAN ENERGY PARTNERS
      2.50%, 03/01/02                       11,500              11,500
                                                           -----------
                                                                21,500


  PREFERRED STOCK  0.3% of investments


    SECURITY AND NUMBER OF SHARES                          MKT. VALUE
                                                           ($ x 1,000)
    COBANK, 144A 70,000                                          3,651


  OTHER INVESTMENT COMPANIES
  0.0% of investments


    PROVIDENT INSTITUTIONAL FUNDS --
    FED FUNDS PORTFOLIO 120,275                                    120

END OF PORTFOLIO HOLDINGS. For totals, please turn to the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of February 28, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
----------------------------------------------------------------------
Investments, at market value
  (including $123,463 of securities on loan)               $1,293,028 a
Collateral held for securities on loan                       125,698
Receivables:
  Fund shares sold                                               926
  Interest                                                    10,816
  Investments sold                                            29,734
Prepaid expenses                                         +        68
                                                         -----------
TOTAL ASSETS                                               1,460,270

LIABILITIES
----------------------------------------------------------------------
Collateral held for securities on loan                      125,698
Payables:
  Fund shares redeemed                                          326
  Dividends to shareholders                                     299
  Investments bought                                        339,331
  Investment adviser and administrator fees                       6
  Transfer agent and shareholder service fees                    34
Accrued expenses                                        +        30
                                                        ------------
TOTAL LIABILITIES                                           465,724

NET ASSETS
TOTAL ASSETS                                              1,460,270
TOTAL LIABILITIES                                       -   465,724
                                                        ------------
NET ASSETS                                                 $994,546
----------------------------------------------------------------------
NET ASSETS BY SOURCE
Capital received from investors                             981,568
Net investment income not yet distributed                       533
Net realized capital losses                                   (3,475) b
Net unrealized capital gains                                 15,920

NET ASSET VALUE (NAV)
                SHARES
NET ASSETS  /   OUTSTANDING  =  NAV
$994,546        98,960          $10.05


a The fund's amortized cost for these securities was $1,277,108. Not counting short-term obligations and government securities, the fund paid $140,321 for securities during the reporting period, and received $138,335 from securities it sold or that matured. For long-term government securities, the fund paid $271,140 during the reporting period and received $205,928 for securities it sold or that matured. This includes $72,563 in transactions with other SchwabFunds(R).

b    These derive from investments, swap agreements and short sales.

FEDERAL TAX DATA
---------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                  $1,278,945

NET UNREALIZED GAINS AND LOSSES:
Gains                                                       $18,085
Losses                                                 +     (4,002)
                                                       -------------
                                                            $14,083

See the Financial Notes, which are integral to this information.

SCHWAB TOTAL BOND MARKET INDEX FUND - FINANCIALS

Statement of
OPERATIONS
For September 1, 2001 through February 28, 2002; unaudited. All numbers x 1,000.


INVESTMENT INCOME
---------------------------------------------------------------------
Interest                                                    $24,298
Lending of securities                                    +      346
                                                         ----------
TOTAL INVESTMENT INCOME                                      24,644

NET REALIZED GAINS AND LOSSES
---------------------------------------------------------------------
Net realized gains on investments sold                        2,611
Net realized losses on short sales                       +     (100)
                                                         ----------
NET REALIZED GAINS                                            2,511

NET UNREALIZED LOSSES
---------------------------------------------------------------------
Net unrealized losses on investments                         (5,720)

EXPENSES
---------------------------------------------------------------------
Investment adviser and administrator fees                     1,242 a
Transfer agent and shareholder service fees                   1,186 b
Trustees' fees                                                   11 c
Custodian and portfolio accounting fees                         116
Professional fees                                                14
Registration fees                                                64
Shareholder reports                                              44
Other expenses                                           +       10
                                                         ----------
Total expenses                                                2,687
Expense reduction                                        -    1,026 d
                                                         ----------
NET EXPENSES                                                  1,661

INCREASE IN NET ASSETS FROM OPERATIONS
---------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                      24,644
NET EXPENSES                                             -   (1,661)
NET INVESTMENT INCOME                                        22,983
NET REALIZED GAINS                                            2,511 e
NET UNREALIZED LOSSES                                    +   (5,720) e
                                                         ----------
INCREASE IN NET ASSETS FROM OPERATIONS                      $19,774



a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c    For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.35% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e    These add up to a net loss on investments of $3,209.




See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.
Figures for 9/1/01-2/28/02 are unaudited.

OPERATIONS
-----------------------------------------------------------------------------
                                             9/1/01-2/28/02    9/1/00-8/31/01
Net investment income                               $22,983           $46,327
Net realized gains                                    2,511            25,408
Net unrealized gains or losses                   +   (5,720)           20,972
                                                -----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               19,774            92,707

DISTRIBUTIONS PAID
-----------------------------------------------------------------------------
Dividends from net investment income                $22,218           $46,451
Dividends from realized gains on investments     +   15,184                --
                                                -----------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID              $37,402           $46,451


TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                         9/1/01-2/28/02      9/1/00-8/31/01
                                       QUANTITY      VALUE   QUANTITY   VALUE
Shares sold                              20,821  $ 211,985    40,081  $ 398,466
Shares reinvested                         3,562     35,793     4,360     43,287
Shares redeemed                      +  (15,936)  (162,041)  (20,933)  (208,107)
                                     -------------------------------------------
NET INCREASE                              8,447  $  85,737    23,508  $ 233,646


SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                         9/1/01-2/28/02       9/1/00-8/31/01
                                      SHARES   NET ASSETS    SHARES  NET ASSETS
Beginning of period                      90,513  $926,437    67,005   $646,535
Total increase                        +   8,447    68,109   123,508    279,902 a
                                      ------------------------------------------
END OF PERIOD                            98,960  $994,546    90,513   $926,437 b



a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $533 at the end of the current period and distributions in excess of net investment income in the amount of $232 at the end of the prior period.

     Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

     SCHWAB MARKETTRACK PORTFOLIOS(R)
     Growth Portfolio                               10.4%
     Balanced Portfolio                             23.2%
     Conservative Portfolio                         15.7%

     SCHWAB ANNUITY PORTFOLIOS
     Growth Portfolio II                             0.4%




See the Financial Notes, which are integral to this information.

FINANCIAL NOTES
Unaudited


BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.
--------------------------------------------------------------------------------

THE TRUST AND ITS FUNDS
This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990
   Schwab 1000 Fund(R)
   Schwab Short-Term Bond Market Index Fund
   Schwab Total Bond Market Index Fund
   Schwab California Short/Intermediate
      Tax-Free Bond Fund
   Schwab California Long-Term Tax-Free Bond Fund
   Schwab Short/Intermediate Tax-Free Bond Fund
   Schwab Long-Term Tax-Free Bond Fund
   Schwab YieldPlus Fund(R)
--------------------------------------------------------------------------------
FUND OPERATIONS
Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY ENTER INTO SWAP AGREEMENTS. In these transactions, a fund and a counterparty agree to swap payments that are based on two different rates. The counterparty is typically a large financial institution, and the term of the swap is specified in advance. For example, a fund may agree that for six months it will pay the counterparty the equivalent of the interest on a given amount invested at LIBOR (the London Interbank Offered Rate). In exchange, the counterparty might agree to pay a fund the equivalent of the same amount invested in a certain bond index during this same six months.

Swap agreements carry certain risks. Because the net gains or losses stemming from a swap agreement depend on the movements of one rate relative to another, a fund could experience unanticipated losses if one or both rates failed to behave as expected. A fund also could lose money if a counterparty failed to honor the terms of a swap agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. Government securities as collateral on these loans. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES THEY DO NOT OWN).
When they do so, the funds also place assets worth at least 100% of the value of the shorted securities into segregated accounts, as collateral. If the market value of the shorted securities subsequently falls, the funds can realize a gain. However, if the value rises, the funds typically would have to add to their collateral or close out their short position at a loss.

THE SCHWAB TOTAL BOND MARKET INDEX FUND MAY ENTER INTO MORTGAGE DOLLAR ROLL TRANSACTIONS. In these transactions, the fund sells mortgage-backed securities for delivery in the current month and simultaneously agrees to buy back, on a given date in the future, securities of a similar type, coupon rate and maturity.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/ OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the reporting period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, a fund may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketTrack Portfolios(R).

The funds may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

     BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

     SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
     SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

     SWAP AGREEMENTS: each open contract is valued at a formula that varies with the specific terms of the agreement.

     SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF A FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

HOW TO READ THIS REPORT



This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.


[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued



[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

    (1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

     + Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

     = Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

     o Certificate of participation -- indicates a security that offers "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

     / Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.

For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the sub- group. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF STATEMENT OF ASSETS AND LIABILITIES TABLE]
                                                 Table is for illustration only.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.


[GRAPHIC OF SAMPLE OF FEDERAL TAX DATA TABLE]
                                                 Table is for illustration only.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]
                                                 Table is for illustration only.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued



[GRAPHIC OF SAMPLE OF STATEMENT OF CHANGES IN NET ASSETS TABLE]
                                                 Table is for illustration only.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class. For mutual funds, the number of "shares outstanding" is the number of shares in existence.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

These are the figures for the current report period.

These are the figures for the previous report period.

GLOSSARY



ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

         -----------------------------------------------------------------------
         CREDIT RATINGS

         Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

                  Credit                              Capacity to
                  quality                             make payments
                  -------                             -------------
         INVESTMENT GRADE BONDS

                  AAA                                 Strongest

                   AA

                    A

                  BBB                                 Adequate

                     [UP AND DOWN ARROW SPANNING TABLE AND
                   CHANGING DARK TO LIGHT FROM TOP TO BOTTOM]

         -----------------------------------------------------------------------

         BELOW INVESTMENT GRADE BONDS

                   BB                                 Somewhat
                                                      speculative

                    B

                  CCC

                   CC

                    C                                 Highly
                                                      speculative

                    D                                 In default
         -----------------------------------------------------------------------

GLOSSARY Continued


DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922

MAIL
Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.


THE SCHWABFUNDS FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund
Schwab MarketManager Portfolios(R)
     Small Cap Portfolio
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ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
     All Equity Portfolio
     Growth Portfolio
     Balanced Portfolio
     Conservative Portfolio
Schwab MarketManager Portfolios
     Growth Portfolio
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BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)



1   Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]









INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104


DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2002 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

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